October 17, 2006

       Supplement to the Class R Shares Prospectus, as may be amended, of:

Fund                                                             Prospectus Date

Pioneer America Income Trust                                              5/1/06
Pioneer AmPac Growth Fund                                                 5/1/06
Pioneer Europe Select Equity Fund                                         1/1/06
Pioneer Growth Leaders Fund                                               5/1/06
Pioneer Growth Shares                                                     5/1/06
Pioneer International Value Fund                                          4/1/06
Pioneer Small and Mid Cap Growth Fund                                     5/1/06
Pioneer Value Fund                                                        2/1/06

On September 19, 2006, the Board of Trustees of each of the above named funds approved the liquidation of the fund's Class R shares, such liquidation to take place on a date to be determined by the fund's officers on or around February 1, 2007 (the "Liquidation Date"). Any Class R shares of the funds outstanding on the Liquidation Date will be automatically redeemed on that date.

Effective November 1, 2006, Pioneer Funds Distributor, Inc., the distributor for each fund, will no longer allow retirement plans to offer Class R shares of the funds.

For U.S. federal income tax purposes, the automatic redemption on the Liquidation Date generally will be treated like any other redemption of shares and will be a taxable event for shareholders that are subject to tax. Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, generally will not be subject to U.S. federal income tax on a redemption of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, redemptions of fund shares by such a plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund generally will not, prior to the time that the plan participant receives a distribution from the plan, be taxable on, or on account of, a redemption of fund shares by the plan. However, distributions to plan participants from a retirement plan generally will be taxable to plan participants as ordinary income.

At any time up to the Liquidation Date, shareholders may redeem their shares of the fund pursuant to the procedures set forth under "Buying, exchanging and selling shares" in the prospectus. Shareholders also may exchange their shares for shares of the same class of any other Pioneer Fund that offers that class, as described under "Buying, exchanging and selling shares" in the prospectus. For U.S. federal income tax purposes, an exchange of fund shares for shares of another Pioneer Fund generally is treated as a taxable event for shareholders that are subject to tax and will be taxable to shareholders and plan participants in the same manner as redemptions as described above. Shareholders and plan participants should consult with their own tax advisers about any federal, state, local and foreign tax considerations for more information on their own situation.


                                                                   20092-00-1006
                                         (c)2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC